                                     [LOGO]

                                     Quarterly Report
                                     June 30, 1998


                                 THE PATIENT INVESTOR


                                     Ariel Appreciation Fund
                                     Ariel Growth Fund
                                     Ariel Premier Bond Fund

THE TORTOISE AND THE HARE

One day a Hare was making fun of a Tortoise for being so slow upon his feet. "Wait a bit," said the tortoise, "I'll run a race with you, and I'll wager that I'll win." The Hare, who was much amused at the idea, said "Let's try and see..." When the time came both started off together...The Hare nearly turned a somersault in his haste, while the Tortoise began at a slow but steady pace. Meanwhile the Tortoise kept plodding on...

Ariel Investment Trust
307 North Michigan Avenue
Suite 500
Chicago, Illinois 60601
800.292.7435
312.726.0140
Fax 312.726.7473


                                  TABLE OF CONTENTS


FOR MORE INFORMATION ABOUT THE ARIEL MUTUAL FUNDS INCLUDING
MANAGEMENT FEES AND EXPENSES, PLEASE SEE THE CURRENT PROSPECTUS WHICH MUST PRECEDE OR ACCOMPANY THIS REPORT. DISTRIBUTED BY ARIEL DISTRIBUTORS, INC.

PERFORMANCE DATA PROVIDED REPRESENTS PAST PERFORMANCE AND IS NOT INDICATIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

                                  TABLE OF CONTENTS

The Patient Investor                                                      2
Company Updates                                                           6
Ariel Equity Funds                                                       10
Schedule of Equity Investments                                           12
Equity Statistical Summary                                               16
Ariel Bond Fund                                                          18
Schedule of Bond Investments                                             20
Board of Trustees                                                        24


                                   SLOW AND STEADY WINS THE RACE.--AESOP
                      THE PATIENT INVESTOR-Registered Trademark-


DEAR FELLOW SHAREHOLDER: For the second quarter ending June 30, 1998, the Ariel Growth Fund managed to avoid the carnage in the small-cap arena with a slight loss of -0.7%. The mid-cap holdings of the Ariel Appreciation Fund fared even better with a +2.0% gain. By comparison, the small and medium-sized companies of the Russell 2500 Index fell -4.2% over the same three-month period while large cap stocks continued their dominance--as evidenced by the +3.3% rise of the Standard & Poor's 500 Index.

Adhering to a conservative and disciplined, "patient" investing strategy has enabled the Ariel stock funds to avoid some of the areas that have hampered other small and mid-cap managers in recent periods. As such, for the 12 months ending June 30, 1998, the Growth and Appreciation Funds have risen +29.7% and +34.4% respectively, during a time when the Russell 2500 has gained +18.1%. With these one year returns, Lipper Analytical Services ranks the Ariel Growth Fund 35th out of 524 Small Company Funds--out of 284 offerings in the Mid-Cap category, the Ariel Appreciation Fund ranks 17th.

PORTFOLIO COMINGS AND GOINGS

In the face of the growing popularity and subsequent share price appreciation of a number of our long-time holdings, we continued to take profits in some of our favorite companies including office furniture manufacturer, Herman Miller (OTC:
MLHR).

On a separate note, we exited Midas, Inc.--a spin-off of Pepsi bottler, Whitman Corporation (NYSE: WH)--as we lacked enthusiasm for the long-term prospects of the replacement muffler business. With this said, strong contributions from Whitman's core business as well as eye-care provider, Allergan, Inc. (NYSE: AGN) and toy manufacturer, Hasbro, Inc. (NYSE: HAS) have enhanced our results in recent months. By contrast, children's book publisher, Golden Books Family Entertainment (OTC: GBFE), and niche manufacturer, W.H. Brady Co. (OTC: BRCOA), have languished and remain under intense review.

ON A BROKEN CHAINSAW AND BURNT CHICKEN

After reading a spate of recent articles about hot stocks gone cold--specifically, the sacking of mega-CEO, Al Dunlap, and the uncertain fate of Sunbeam Corporation (NYSE: SOC) as well as the near fatal state of one-time Wall Street darling, Boston Chicken (OTC: BOST), we again got to thinking about the key ingredients of leadership. In so doing, we felt it worth revisiting some of the qualities of good management exhibited by those who run companies in the Ariel Mutual Fund stock portfolios.

Indeed, hindsight is twenty-twenty but we have always been skeptical of the glamorized portrayals of the now infamous "Chainsaw Al." Although his merciless cost cutting won national acclaim at Scott Paper Company and shares of Sunbeam Corporation initially soared on the news of his arrival, we questioned how such a vainglorious breed of "professional manager" could engender employee loyalty and keep a dedicated team in place. Our misgivings were magnified after reading a December 2, 1996 BUSINESSWEEK story entitled "Who is the real 'Chainsaw Al'?" The piece revealed disturbing details of a man accused of emotional and physical abuse by his first wife. A man too busy to attend the funerals of either his mother or father. A man unwilling to pay his son's college tuition and for whom he paid just $15 a week in child support. A man estranged from his only sibling and unwilling to help his leukemia stricken niece. What's more, by his own accounts, his relentless drive was borne of a childhood plagued by poverty and uncertainty, yet family photos depict summer vacations to New England, Canada, Florida and the New Jersey shore. And let's not forget the college graduation presents--a Bonneville convertible and the trip to Europe.

Against this backdrop, we were not surprised to later learn of employee defections and ethical questions surrounding suspicious accounting tactics, inflated revenues and profits. Nor were we shocked by this year's rapid descent of the one-time hot stock that plummeted from a high of $52 to just above $8 in three short months. Why? Because Al Dunlap's strongest supporters could never be found inside his corporate ranks, nor could he point to his customers. As long as the stock went up, BUSINESSWEEK correctly surmised, "Dunlap's most devoted fans resided on Wall Street." Even those on Wall Street who were suspicious succumbed. As one analyst stated, "I didn't necessarily like him or trust him but I thought my clients could make money on him. I knew they just had to get out at the right time." If only it were so easy. Of course, by the time most investors bailed out, it was too late.

And then there was Boston Chicken a.k.a. Boston Market. On its first day of trading in November 1993, the stock was eaten up by gluttonous investors and closed with an eye popping one-day return of 143%. With such a dramatic debut, a cult following resulted. The Chicken (as it was dubbed on Wall Street) was certain to be the next McDonald's. Restaurant analysts rebuffed the risks inherent to owning an unproven "concept" stock selling at 78 times earnings. The company's chief executive, Scott Beck, was held up as the "super" entrepreneur of the decade--lauded for his vision in having started five different companies in 20 years including Blockbuster Entertainment. Because AT ONE TIME Blockbuster had been successful, many assumed take home videos would not be very different from take home food. But typical of our contrarian nature, we reminded our readers in our June 1994 quarterly letter that "management's 'successful track record' [may have been] in renting movie videos, but it was not competing against fast food giants like McDonald's and Kentucky Fried Chicken." Fast forward to 1998 and the Chicken is on life support. The stock has witnessed a dramatic descent from a $41 high to under $2 today. The super CEO has quit, the company is laden with debt, its accounting practices have been called into question and there are rumors of bankruptcy. In a recent interview with THE DENVER POST, Beck attempted to explain the debacle. Amazingly, he recounts, he "never intended to be in the restaurant business." Although the company raised $54 million in 1994 from eager investors as a "restaurant," its shareholders must have been astonished to learn the intention was for the company to be a chain of grocery stores that specialized in pre-made meals for working families too busy to cook. But because Wall Street liked the restaurant story and the stock was going up, Beck says, "we just moved more and more in that direction." One thing we can say is that his candor is refreshing--albeit disturbing. He says he was surprised by the "sheer complexity" of the restaurant business. Adding, "there are more variables and moving pieces than you can imagine." In our view this should not come as a shock since he had no experience in the business. Moreover, he admits, "There's a passion I've got for retail that I've never had for restaurants and that's an issue because when you're not passionate, it's not good." So, he left the company and gave up because, "we didn't feel we had the energy, enthusiasm or credibility to lead it out of the trough it's in." Instead of chickens, it's the shareholders who have been roasted.

ON STRING TIES AND A WORKAHOLIC

When these tales of management woe are compared to the people who run the companies in the Ariel Growth and Appreciation Fund portfolios, the intangible qualities of leadership that are so very hard to explain are most effectively demonstrated by example. A quick contrast of the Chief Executive Officers of two portfolio favorites--Bob Evans Farms (OTC: BOBE) and Ecolab, Inc. (NYSE:
ECL)--with Al Dunlap and Scott Beck says it all.

Dan Evans began his career at the family company in 1956--dividing his days between the slaughterhouse and the sausage production room. From this modest start, he has ascended the company's leadership ranks and come to personify the Bob Evans culture with his staple of string ties (required wear for all management) and cowboy boots (he takes pride in the fact that he does not own any shoes). To FINANCIAL WORLD he once noted, "he wouldn't dream of arriving to work any later than 6:00 a.m. [and] spends 160 days a year travelling" to visit his employees at their restaurants. He has never sold one share of his personal holdings in Bob Evans. And the $14.6 million in stock he currently owns makes up the vast majority of his net worth. "He may convey the impression that he's a simple, down-to-earth country boy," once commented Jack Breen, chairman of paint manufacturer Sherwin-Williams and former Bob Evans board member, "but he's as smart as they come, he's a fierce competitor...and he's been a mentor to the young business executives in the company." Not surprisingly, Bob Evans has gone from $15 million in sales to over $887 million under his leadership. Against this backdrop, it's easy to understand the familiar company slogan, "We do it right or we don't do it."

Where Dan Evans "eats, sleeps and dreams sausages," Ecolab Chief Executive Officer Al Schuman lives to clean. His hobbies are listed as "work, fishing and tennis." In that order. A 1995 profile in NATION'S RESTAURANT NEWS detailed how this "self proclaimed workaholic" grew Ecolab from "a small family-run business to a powerhouse" that commands dominant market share in cleaning and maintenance products for the hospitality and institutional markets. He has dedicated 41 years to doing so and still works like he's got something to prove. As Ecolab board Chairman and Chief Financial Officer, Michael Shannon, once commented, "Al's always thinking about what the customer wants, and he's never satisfied with the current state of affairs." His compulsion to succeed and passion for the business dates back to his earliest days at the company when, at his own initiative, he spent every Saturday for two years at the home of his supervisor--sharpening his knowledge of the company's products and honing his sales techniques. Despite his burning "ambitions to climb through the company's executive ranks," he did not skyrocket to success and then flameout like Dunlap and Beck. Instead, Schuman paid his dues and slowly but steadily ascended the corporate ladder. Fifteen years after joining Ecolab, he was named Vice President; twenty years later, he earned the titles of President and Chief Operating Officer; and in 1995, he got the top job. When describing his success, he notes, "It's important that I grew up with this company. If I say, 'Let's do something,' people don't second-guess me. They don't say, 'That guy was building airplanes eight years ago. What the hell does he know.'"

Although the industries may differ substantially, there are a number of common threads in the Dan Evans and Al Schuman stories. Both individuals are focused and have patiently spent decades working to do one thing well. As a result, they have continued to improve their own management skills; their products have only gotten better and better; and they have been able to attract people who also see their vision and are thereby able to embrace a clear mission. In today's world of hot stocks, mega-mergers and professional managers, these CEOs are a rare and precious breed.

As always, we appreciate the opportunity to serve you and welcome any comments or suggestions you may have.

Sincerely,


/s/ John W. Rogers, Jr.                      /s/ Eric T. McKissack

John W. Rogers, Jr.                          Eric T. McKissack, CFA
Portfolio Manager                            Portfolio Manager
Ariel Growth Fund                            Ariel Appreciation Fund

                                                                      [LOGO]
                                                                      INTERFACE
                                                           2859 PACES FERRY RD.
                                                                     SUITE 2000
                                                              ATLANTA, GA 30339
                                                                 (770) 437-6800

COMPANY


INTERFACE, INC. (NASDAQ: IFSIA) has continued to post very impressive growth in revenue, earnings and levels of profitability over the past several quarters as the company continues to benefit from a robust office real estate environment and internally driven initiatives. We forecast revenues over $1.3 billion and operating profit of $120 million in 1998, up from $800 million and $58 million in 1995. Earnings grew 45% in 1996 and 29% in 1997. We forecast another 29% growth in 1998 and 20% in 1999. Interface has increased its dominance in its core carpet tile product and is recognized as one of the most respected suppliers of floor coverings by the interior design community. The company has also been very aggressive in establishing global account relationships with Fortune 500 firms to become exclusive providers for their carpeting needs worldwide. Interface has also been very successful in making niche acquisitions to supplement its strong internal growth.

We have had a number of opportunities over the past several months to visit various levels of Interface's management. This management team has instilled a team-oriented, employee empowered corporate culture with goals that are in sync with those of management and shareholder bases. Interface has also been revolutionary in changing its manufacturing processes to have the least possible impact on the environment. The company's "Quest" and "War-on-Waste" cost cutting programs have become a core part of the Interface culture and continue to drive improving margins and returns. Management and employee compensation are directly tied to the performance of these programs. We forecast operating margins to be over 9% in 1998 and approximately 10% in 1999. This compares to about 7% three years ago.

Interface has been one of our best performing securities during 1997 and the first half of 1998. Wall Street has finally begun to realize the quality of the Interface franchise, its management, earnings potential and its future growth opportunities. Despite the healthy increase in the stock price, we believe that Interface remains an excellent core holding in our portfolio and at $20.19 offers exceptional value selling at 17 times next year's estimated earnings and 7 times cash flow.

UPDATES


THE CLOROX COMPANY (NYSE: CLX)

                          Forward        Price/                     Market
FY June       Sales        EPS      Earnings Ratio    Price     Capitalization
-------       -----        ---      --------------    -----     --------------

1986       $0.9 bil.     $0.88          11.4x         $10.00        $1.0 bil.
1998       $2.7 bil.     $3.03          31.0x         $94.00       $10.0 bil.

We recently sold our last shares of Clorox at approximately $94 per share. Our initial recommendation to buy the stock was in August, 1985 at a per share price of $10. Over our holding period, the investment performed quite well--better than 20% annually.

Despite its brand name, when we first purchased Clorox, it was not well known. The company had a small portfolio of respected consumer brands and a number of businesses that did not fit. Over our holding period, under-performing assets were sold, attractive acquisitions consummated (Pine-Sol dilutable cleaner, S.O.S. steel wool soap pads, and Armor All protectants), and core brands (Clorox bleach, Formula 409 cleaning products, Kingsford Charcoal, and Hidden Valley salad dressing) were strengthened. In addition, an intense review of expenses led to more than $100 million in annual cost savings. Return on average equity rose from 18% to 26% over the period.

The management team is highly regarded for its accomplishments and considered to be one of the very best in the industry. As the company has grown and its track record lengthened, it has gained more visibility in the investment community. When we purchased the shares it was not widely followed by Wall Street analysts and was selling at just 11.4 times forward earnings. Today, the stock is very popular among investors and the multiple has almost tripled. Over our holding period, the multiple averaged approximately 15-18 times. While the company continues to perform well and we are as enthusiastic about its future prospects as ever, we have sold the stock because of its rich valuation. As committed and disciplined value investors, we buy stocks when they are misunderstood or their strengths are not reflected in their share price. When all of the possible good news is reflected in the share price and the stock becomes richly valued, we sell rather than get caught up in the enthusiasm of the moment. Clorox is a company that we would gladly own again in our portfolios, but only at much lower prices.

   CLOROX
1221 BROADWAY
OAKLAND, CA 94612
(510) 271-7000

COMPANY

                                                                            CNI
                                                           200 E. Van Buren St.
                                                              Phoenix, AZ 85004
                                                                  (602)444-8000

CENTRAL NEWSPAPERS (NYSE: ECP) ## After reporting advertising revenue growth of 13% in 1997 and investors subsequently witnessing a 70% return in its stock, Central Newspapers appears to be taking a breather so far this year. Although we have witnessed a modest decline in share price, our long-term outlook on the industry remains favorable. We expect Central to report a solid second half given the outlook for favorable advertising comparisons, an improvement in newsprint prices and a possible repurchase of a 'significant' number of shares.

Difficult advertising revenue comparisons in the first half of 1998 limited results as Central reported relatively flat operating earnings per share of $1.65 versus $1.64. Despite this slowdown in revenue, however, both the Phoenix and Indianapolis economies remain quite healthy. Furthermore, sound circulation gains at the ARIZONA REPUBLIC should soon lead to advertising rate increases. Revenue comparisons should begin to ease in the third quarter as the company cycles through last year's aggressive retail campaigns from two major department stores in Indianapolis.

Although Central is currently experiencing higher year-to-year newsprint price comparisons, we also expect this situation to ease in the second half. Management and industry participants indicated additional imports and depressed exports are allowing extra capacity to remain in the market. Thus, companies are expecting flat to slightly down newsprint prices, from current levels, for the remainder of 1998.

Although Central was not active in the first half of the year, the company spent nearly $30 million to purchase more than 450,000 shares in early July. Even with this expenditure, Central still holds approximately $50 million in cash with no debt. Furthermore, in mid-June, Central announced talks with the Nina Mason Pulliam Charitable Trust to repurchase a significant portion of the 5.45 million shares held by the Trust. If the company does reach an agreement, we believe a large share repurchase would be highly accretive to our 1999 earnings estimates.

We find Central's current valuation very compelling as the stock is inexpensive on an absolute and relative basis. While Central trades at approximately 7x our calendar 1999 enterprise value to operating cash flow estimate, the industry is trading at a multiple closer to 9x. Thus, we recommend purchase of Central Newspapers at current levels.

UPDATES

SPECIALTY EQUIPMENT COS. (OTC: SPEQ) Fundamentals at Specialty Equipment remain strong as the company benefits from continued growth in the foodservice and beverage industries. Specialty recently reported solid fiscal year January 1998 operating results as revenues increased 8%, an improvement from the 2% growth rate the prior year. Operating cash flow rose a modest 2% as lower-margin beverage cooler revenues and expenses related to the Gamko acquisition negatively impacted profit margins. Reported earnings per share, before an extraordinary item, increased 9% to $1.86. We believe Specialty is poised to report another record year in operating results in fiscal 1999 as first quarter revenues and operating cash flow, respectively, increased 17% and 12%. Reported earnings per share came in at $0.47 versus $0.41. Based on several recent meetings with management and leading competitors, we feel these favorable trends should continue for the foreseeable future. Increased demand for the company's Beverage-Air display coolers and contribution from Gamko, an international manufacturer of commercial refrigeration equipment, were the primary drivers behind the growth. Bottling companies for the major soft-drink firms continue to drive demand for Beverage-Air merchandisers as these players, primarily PepsiCo and Coca-Cola, focus their marketing attention towards increasing point-of-purchase "cold" servings.

Specialty continues to generate strong cash flow. As such, its balance sheet has strengthened considerably since our initial recommendation in May 1995. To enhance shareholder value, the company has elected to reduce net outstanding debt, repurchase stock and explore niche acquisitions. Specialty's net outstanding debt stood at $131 million at April 1998 compared to $192 million at January 1995. This improvement came despite the company's $8 million share repurchases over the last nine months and it's allocation of $21 million for the Gamko acquisition in August 1997.

Currently trading at $22.63, Specialty is one of Ariel's most attractive stocks on nearly all valuation measures. We recommend investors purchase shares as we approximate the company's private market value to be $35 per share.


     [LOGO]
1245 CORPORATE BLVD.
SUITE 401
AURORA, IL 60504
(630) 585-5111

TEN LARGEST HOLDINGS
as of June 30, 1998

1    INTERFACE, INC.
     World's leading manufacturer and marketer of carpet tiles

2    HASBRO, INC.
     Leading toy manufacturer

3    FIRST BRANDS CORP.
     Manufacturer and marketer of consumer products for home and automobile markets

4    SPECIALTY EQUIPMENT
     Manufacturer of commercial and institutional food service equipment

5    MBIA, INC.
     Leading insurer of municipal bonds

6    CENTRAL NEWSPAPERS, INC.
     Leading media company with daily newspapers in Phoenix and Indianapolis

7    ROUSE CO.
     Retail mall developer

8    ECOLAB, INC.
     Leading developer and marketer of premium cleaning and sanitizing products and services for the hospitality markets

9    MCCORMICK & CO.
     World's largest spice company

10   WHITMAN CORP.
     Pepsi Co's largest independent domestic bottler


ARIEL EQUITY FUNDS

ARIEL GROWTH FUND

Inception November 6, 1986


ARIEL GROWTH FUND SEEKS LONG-TERM CAPITAL APPRECIATION BY INVESTING IN UNDERVALUED COMPANIES IN CONSISTENT INDUSTRIES THAT SHOW STRONG POTENTIAL FOR GROWTH BUT DOES SO AT A HIGHER RISK THAN THE ARIEL APPRECIATION FUND. THE FUND LOOKS FOR ISSUERS THAT PROVIDE QUALITY PRODUCTS OR SERVICES. TO CAPTURE ANTICIPATED GROWTH, THE FUND GENERALLY HOLDS INVESTMENTS FOR A RELATIVELY LONG PERIOD, USUALLY THREE TO FIVE YEARS. THE FUND INVESTS IN COMPANIES WITH MARKET CAPITALIZATIONS UNDER $1.5 BILLION WITH AN EMPHASIS ON SMALLER CAPITALIZATION (SMALL CAP) STOCKS.

AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 1998

--------------------------------------------------------------------------------
                        1 Year         3 Year         5 Year   Life of Fund
--------------------------------------------------------------------------------
ARIEL GROWTH FUND       +29.7%         +26.3%         +18.4%         +15.9%

Total return does not reflect a maximum 4.75% sales load that was charged prior to July 15, 1994.


[CHART]


ARIEL GROWTH FUND
PORTFOLIO COMPOSITION
Health Care                            3.4%
Technology                             3.8%
Financial Services                     9.2%
Producer Durables                      9.4%
Consumer Staples                      11.7%
Utilities                              3.4%
Cash                                   0.8%
Consumer Discretionary & Services     35.1%
Materials and Processing              23.1%

[CHART]


S&P 500
PORTFOLIO COMPOSITION
Autos and Transportation               3.3%
Producer Durables                      3.5%
Materials and Processing               4.7%
Other                                  5.6%
Integrated Oils                        6.5%
Utilities                             10.0%
Consumer Staples                      10.1%
Other Energy                           1.3%
Financial Services                    18.3%
Technology                            13.0%
Health Care                           12.1%
Consumer Discretionary & Services     11.6%


                                       [GRAPH]

Comparison of change in value of $10,000 invested in Ariel Growth Fund and comparable indices*


Ariel Growth Fund        Nov 86            $10,000
                         Dec 86            $10,203
                         Dec 87            $11,367
                         Dec 88            $15,905
                         Dec 89            $19,900
                         Dec 90            $16,699
                         Dec 91            $22,163
                         Dec 92            $24,763
                         Dec 93            $26,924
                         Dec 94            $25,786
                         Dec 95            $30,562
                         Dec 96            $37,747
                         Dec 97            $51,502
                         Jun 98            $55,841


S&P 500                  Nov 86            $10,000
                         Dec 86             $9,745
                         Dec 87            $10,256
                         Dec 88            $11,960
                         Dec 89            $15,749
                         Dec 90            $15,260
                         Dec 91            $19,910
                         Dec 92            $21,427
                         Dec 93            $23,587
                         Dec 94            $23,897
                         Dec 95            $32,878
                         Dec 96            $40,426
                         Dec 97            $53,914
                         Jun 98            $63,463

Russell 2500             Nov 86            $10,000
                         Dec 86             $9,737
                         Dec 87             $9,281
                         Dec 88            $11,391
                         Dec 89            $13,604
                         Dec 90            $11,580
                         Dec 91            $16,988
                         Dec 92            $19,738
                         Dec 93            $23,002
                         Dec 94            $22,759
                         Dec 95            $29,975
                         Dec 96            $35,680
                         Dec 97            $44,370
                         Jun 98            $46,881

ARIEL APPRECIATION FUND

Inception December 1, 1989


ARIEL APPRECIATION FUND ALSO PURSUES LONG-TERM CAPITAL APPRECIATION BY INVESTING IN UNDERVALUED FIRMS WITH GROWTH POTENTIAL. LIKE ARIEL GROWTH FUND, THIS FUND SEEKS OUT ISSUERS THAT PROVIDE QUALITY PRODUCTS OR SERVICES. TO CAPTURE ANTICIPATED GROWTH, THE FUND WILL ALSO HOLD INVESTMENTS FOR A RELATIVELY LONG PERIOD - USUALLY THREE TO FIVE YEARS. THE FUND INVESTS IN SMALL AND MIDSIZE COMPANIES WITH MARKET CAPITALIZATIONS FROM $200 MILLION TO $5 BILLION, WITH AN EMPHASIS ON MEDIUM CAPITALIZATION (MID CAP) STOCKS.

AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 1998

--------------------------------------------------------------------------------
                             1 Year      3 Year       5 Year     Life of Fund
--------------------------------------------------------------------------------

ARIEL APPRECIATION FUND      +34.4%      +29.2%       +19.5%           +15.6%

Total return does not reflect a maximum 4.75% sales load that was charged prior to July 15, 1994.


[CHART]


ARIEL APPRECIATION FUND
PORTFOLIO COMPOSITION
Cash                                   3.0%
Utilities                              4.4%
Health Care                            6.2%
Producer Durables                      8.0%
Consumer Staples                       9.9%
Financial Services                    13.1%
Technology                             2.4%
Consumer Discretionary & Services     36.4%
Materials and Processing              16.5%

[CHART]


S&P 500
PORTFOLIO COMPOSIITON
Autos and Transportation               3.3%
Producer Durables                      3.5%
Materials and Processing               4.7%
Other                                  5.6%
Integrated Oils                        6.5%
Utilities                             10.0%
Consumer Staples                      10.1%
Other Energy                           1.3%
Financial Services                    18.3%
Technology                            13.0%
Health Care                           12.1%
Consumer Discretionary & Services     11.6%


                                       [GRAPH]

Comparison of change in value of 10,000 invested in Ariel Appreciation Fund and comparable indices*


Ariel Appreciation Fund  Dec 89            $10,000
                         Dec 90             $9,902
                         Dec 91            $13,184
                         Dec 92            $14,930
                         Dec 93            $16,115
                         Dec 94            $14,763
                         Dec 95            $18,330
                         Dec 96            $22,677
                         Dec 97            $31,283
                         Jun 98            $34,809


S&P 500                  Dec 89            $10,000
                         Dec 90             $9,922
                         Dec 91            $12,945
                         Dec 92            $13,932
                         Dec 93            $15,336
                         Dec 94            $15,539
                         Dec 95            $21,378
                         Dec 96            $26,286
                         Dec 97            $35,056
                         Jun 98            $41,265

Russell 2500             Dec 89            $10,000
                         Dec 90             $8,554
                         Dec 91            $12,549
                         Dec 92            $14,580
                         Dec 93            $16,992
                         Dec 94            $16,812
                         Dec 95            $22,142
                         Dec 96            $26,356
                         Dec 97            $32,776
                         Jun 98            $34,630


TEN LARGEST HOLDINGS
as of June 30, 1998

1    HASBRO, INC.
     Leading toy manufacturer

2    MBIA, INC.
     Leading insurer of municipal bonds

3    CENTURY TELEPHONE ENTERPRISES
     Diversified telecommunications company

4    ALLERGAN INC.
     Leading provider of specialty eyecare products

5    FIRST BRANDS CORP.
     Manufacturer and marketer of consumer products for home and automobile markets

6    SPECIALTY EQUIPMENT
     Manufacturer of commercial and institutional food service equipment

7    ROUSE CO.
     Retail mall developer

8    HARTE-HANKS COMMUNICATIONS
     Diversified communications company

9    WHITMAN CORP.
     Pepsi Co's largest independent domestic bottler

10   NORTHERN TRUST CORP.
     Chicago-based bank holding company

SCHEDULE OF INVESTMENTS


     ARIEL GROWTH FUND
     SCHEDULE OF INVESTMENTS
     JUNE 30, 1998 (UNAUDITED)


      Number        COMMON STOCKS-99.16%                           Cost              Market Value
   of Shares
                    CONSUMER DISCRETIONARY--35.11%
     886,010        American Media, Inc., Class A*               $7,762,944          $5,869,816
     214,133        Bob Evans Farms, Inc.                         2,733,800           4,536,943
     137,700        Central Newspapers, Inc., Class A             3,997,847           9,604,575
     394,700        First Brands Corp.                            7,128,135          10,114,187
     512,400        Golden Books*                                 5,632,708           1,969,538
     275,700        Hasbro, Inc.                                  4,481,448          10,838,456
     200,600        Lee Enterprises                               5,552,216           6,143,375
     205,200        Leggett & Platt, Inc.                         1,071,207           5,130,000
     195,200        Libbey, Inc.                                  7,303,618           7,478,600
     105,000        Omnicom Group, Inc.                             749,753           5,236,875
                                                                    -------           ---------
                                                                 46,413,676          66,922,365
                                                                 ----------          ----------

                    CONSUMER STAPLES--11.70%
     220,100        Longs Drug Stores, Inc.                       4,316,111           6,355,388
     225,000        McCormick & Co., Inc.                         5,335,755           8,036,719
     344,800        Whitman Corp.                                 5,500,501           7,908,850
                                                                 ----------          ----------
                                                                 15,152,367          22,300,957
                                                                 ----------          ----------


      Number        COMMON STOCKS-99.16% (cont)                        Cost        Market Value
   of Shares

                    FINANCIAL SERVICES --9.15%
      27,200        Arthur J. Gallagher & Co.                      $908,305          $1,217,200
     130,200        MBIA, Inc.                                    4,202,961           9,748,725
      83,000        Northern Trust Corp.                          1,447,989           6,328,750
       3,900        T. Rowe Price Associates                          7,130             146,494
                                                                      -----             -------
                                                                  6,566,385          17,441,169
                                                                  ---------          ----------

                    HEALTH CARE--3.38%
     138,900        Allergan, Inc.                                4,364,705           6,441,487
                                                                  ---------           ---------

                    MATERIALS AND PROCESSING--23.18%
     211,500        Brady (WH) Co.                                5,851,934           5,882,344
     285,800        Ecolab, Inc.                                  2,117,657           8,859,800
     143,900        Hunt Mfg. Co.                                 1,916,478           3,408,631
     547,400        Interface, Inc., Class A                      4,269,388          11,050,637
     296,300        Rouse Co.                                     5,134,962           9,314,931
     357,150        Shorewood Packaging Corp.*                    2,681,490           5,669,756
                                                                  ---------           ---------
                                                                 21,971,909          44,186,099
                                                                 ----------          ----------

                    PRODUCER DURABLES--9.40%
     168,120        General Binding Corp.                         3,019,066           6,188,918
     102,850        Hussman International, Inc.                   1,355,034           1,909,153
     434,100        Specialty Equipment Cos., Inc.*               5,523,313           9,821,513
                                                                  ---------           ---------
                                                                  9,897,413          17,919,584
                                                                  ---------          ----------

      Number        COMMON STOCKS-99.16% (cont)                        Cost        Market Value
   of Shares

                    TECHNOLOGY--3.82%
     288,100        Littelfuse, Inc.*                             7,344,468           7,274,525
                                                                  ---------           ---------

                    UTILITIES--3.42%
     141,900        Century Telephone Enterprises                $3,181,661          $6,509,662
                                                                  ---------           ---------
                    Total Common Stocks                         114,892,584         188,995,848
                                                                -----------         -----------

   Principal        REPURCHASE
      Amount        AGREEMENT-0.74%

  $1,401,131        State Street Bank & Trust
                    Company Repurchase Agreement,
                    4.75%, dated 6/30/98, repurchase
                    price $1,401,315 maturing 7/1/98
                    (collateralized by U.S. Treasury
                    Bond, 9.875%, 11/15/15)                       1,401,131           1,401,131
                                                                  ---------           ---------

                    Total Repurchase Agreement                    1,401,131           1,401,131
                                                                  ---------           ---------

                    Total Investments-99.90%                   $116,293,715         190,396,979
                                                               ------------
                                                               ------------

                    Other Assets less Liabilities-0.10%                                 196,465
                                                                                        -------

                    NET ASSETS-100.00%                                             $190,593,444
                                                                                   ------------
                                                                                   ------------

*Non-income producing

     ARIEL APPRECIATION FUND

     SCHEDULE OF INVESTMENTS
     JUNE 30, 1998 (UNAUDITED)

      Number        COMMON STOCKS-96.99%                            Cost           Market Value
   of Shares

                    CONSUMER DISCRETIONARY--36.41%
     145,900        Bob Evans Farms, Inc.                        $2,837,068          $3,091,256
     190,600        Carnival Cruise Lines, Inc.                   1,459,798           7,552,525
      91,800        Central Newspapers, Inc., Class A             5,056,141           6,403,050
       4,190        Choicepoint Inc.*                                33,284             212,119
     399,300        First Brands Corp.                            8,937,769          10,232,063
     374,750        Harte-Hanks Communications                    2,239,400           9,673,234
     329,700        Hasbro, Inc.                                  5,763,878          12,961,331
     107,200        Houghton Mifflin Co.                          2,268,388           3,403,600
     219,200        Lee Enterprises                               6,039,403           6,713,000
     307,720        Leggett & Platt, Inc.                         1,876,028           7,693,000
     218,600        Libbey, Inc.                                  8,109,286           8,375,113
     160,300        Omnicom Group, Inc.                           1,565,730           7,994,963
      54,500        Tribune Co.                                   2,194,328           3,750,281
                                                                  ---------           ---------
                                                                 48,380,501          88,055,535
                                                                 ----------          ----------

                    CONSUMER STAPLES--9.89%
     225,840        Longs Drug Stores, Inc.                       4,114,765           6,521,130
     216,255        McCormick & Co., Inc.                         5,185,410           7,724,358
     421,600        Whitman Corp.                                 6,830,933           9,670,450
                                                                  ---------           ---------
                                                                 16,131,108          23,915,938
                                                                 ----------          ----------

      Number        COMMON STOCKS-96.99% (cont)                    Cost            Market Value
   of Shares

                    FINANCIAL SERVICES--13.14%
      91,700        Equifax, Inc.                                $1,904,985          $3,329,856
      34,500        Arthur J. Gallagher & Co.                     1,156,293           1,543,875
     143,900        MBIA, Inc.                                    5,463,512          10,774,513
     116,800        MBNA Corp.                                      899,280           3,854,400
     114,700        Northern Trust Corp.                          2,386,266           8,745,875
      94,000        T. Rowe Price Associates                        681,500           3,530,875
                                                                    -------           ---------
                                                                 12,491,836          31,779,394
                                                                 ----------          ----------

                    HEALTH CARE--6.18%
     223,200        Allergan, Inc.                                7,601,291          10,350,900
     182,000        Sybron Corp.*                                 1,050,861           4,595,500
                                                                  ---------           ---------
                                                                  8,652,152          14,946,400
                                                                  ---------          ----------

                    MATERIALS & PROCESSING--16.52%
     275,000        Brady (WH) Co.                                6,904,296           7,648,438
     129,600        Ecolab, Inc.                                  1,601,491           4,017,600
      79,500        Hunt Corp.                                    1,853,717           1,883,156
     212,200        Interface, Inc., Class A                      4,200,440           4,283,788
     254,500        Morton International, Inc.                    7,463,539           6,362,500
     309,900        Rouse Co.                                     4,393,037           9,742,481
     379,215        Shorewood Packaging Corp.*                    2,666,047           6,020,038
                                                                  ---------           ---------
                                                                 29,082,567          39,958,001
                                                                 ----------          ----------


14



      Number        COMMON STOCKS-96.99% (cont)                        Cost        Market Value
   of Shares

                    PRODUCER DURABLES--8.04%
     129,305        General Binding Corp.                        $2,131,765          $4,760,040
     122,450        Hussman International, Inc.                   1,646,582           2,272,978
      45,000        Pitney-Bowes, Inc.                              802,490           2,165,625
     452,100        Specialty Equipment Cos., Inc.*               5,960,590          10,228,762
                                                                  ---------          ----------
                                                                 10,541,427          19,427,405
                                                                 ----------          ----------

                    TECHNOLOGY--2.39%
     229,200        Littelfuse, Inc.*                             5,926,859           5,787,300
                                                                  ---------           ---------

                    UTILITIES--4.42%
     232,950        Century Telephone Enterprises                 5,105,899          10,686,581
                                                                  ---------          ----------
                    Total Common Stocks                         136,312,349         234,556,554
                                                                 ----------          ----------


   Principal        REPURCHASE
      Amount        AGREEMENT-2.64%                                    Cost        Market Value

  $6,391,348        State Street Bank & Trust
                    Company Repurchase Agreement,
                    4.75%, dated 6/30/98, repurchase
                    price $6,392,191 maturing 7/1/98
                    (collateralized by U.S. Treasury
                    Bond, 7.25%, 5/15/16)                        $6,391,348          $6,391,348
                                                                 ----------          ----------

                    Total Repurchase Agreement                    6,391,348           6,391,348
                                                                  ---------           ---------

                    Total Investments-99.63%                   $142,703,697         240,947,902
                                                               ------------
                                                               ------------

                    Other Assets less Liabilities-0.37%                                 883,139
                                                                                        -------

                    NET ASSETS-100.00%                                             $241,831,041
                                                                                   ------------
                                                                                   ------------


*Non-income producing

                           EQUITY STATISTICAL SUMMARY

ARIEL GROWTH
(UNAUDITED)


                                                                                                     EARNINGS PER SHARE
                                                                            52 - WEEK             -------------------------
                                                                              RANGE                  1997           1998
                                        TICKER         PRICE           --------------------         ACTUAL        ESTIMATED
COMPANY                                 SYMBOL        6/30/98          LOW            HIGH         CALENDAR       CALENDAR


Golden Books Family Entertainment       GBFE            3.84           3.63          12.63          (2.59)         (2.19)
Hunt Corp.                              HUN            23.69          18.75          25.19           1.22           1.42
American Media, Inc.                    ENQ             6.63           5.88           9.06           0.27           0.32
Shorewood Packaging Corp.               SWD            15.88          12.92          18.92           0.97           1.04
Specialty Equipment Cos.                SPEQ           22.63          14.50          24.00           1.86           2.16
General Binding Corp.                   GBND           36.81          25.50          37.50           1.80           1.80
Littelfuse, Inc.                        LFUS           25.25          19.75          35.50           1.07           1.08
W.H. Brady Co.                          BRCOA          27.81          24.75          35.75           1.50           1.45
Libbey, Inc.                            LBY            38.31          32.25          42.25           2.30           2.67
Arthur J. Gallagher & Co.               AJG            44.75          33.56          46.56           2.75           2.95
Bob Evans Farms, Inc.                   BOBE           21.19          16.25          22.50           1.04           1.29
Hussmann International                  HSM            18.56          13.50          20.13           1.01           1.18
First Brands Corp.                      FBR            25.63          20.25          28.50           1.38           1.42
Interface, Inc.                         IFSIA          20.19          11.06          22.88           0.77           1.00
Longs Drug Stores Corp.                 LDG            28.88          23.88          33.63           1.51           1.62
Lee Enterprises                         LEE            30.63          24.88          33.88           1.29           1.43
Central Newspapers, Inc.                ECP            69.75          61.63          76.88           3.31           3.65
Rouse Company                           RSE            34.44          27.19          35.69           2.47           2.76
Whitman Corp.                           WH             22.94          15.56          23.75           0.46           0.62
McCormick & Company, Inc.               MCCRK          35.72          22.75          35.81           1.26           1.46
Allergan Inc.                           AGN            46.38          29.75          47.56           1.57           1.95
Ecolab, Inc.                            ECL            31.00          21.28          33.00           1.00           1.15
Century Telephone Enterprises           CTL            45.88          22.04          49.94           1.64           1.90
T. Rowe Price Associates                TROW           37.56          25.00          39.63           1.13           1.38
Leggett & Platt, Inc.                   LEG            25.00          19.25          28.34           1.08           1.24
Hasbro, Inc.                            HAS            39.31          25.75          40.63           1.69           1.87
MBIA Inc.                               MBI            74.88          55.75          80.94           4.05           4.60
Omnicom Group, Inc.                     OMC            49.88          30.75          50.00           1.37           1.62
Northern Trust Corp.                    NTRS           76.25          47.25          79.38           2.65           3.08

                                         1997           1998          MARKET
                                          P/E            P/E           CAP.
COMPANY                                CALENDAR       CALENDAR        ($MM)

Golden Books Family Entertainment          NM             NM            105
Hunt Corp.                               19.4           16.7            268
American Media, Inc.                     24.6           20.7            282
Shorewood Packaging Corp.                16.4           15.3            430
Specialty Equipment Cos.                 12.2           10.5            496
General Binding Corp.                    20.5           20.5            580
Littelfuse, Inc.                         23.6           23.4            599
W.H. Brady Co.                           18.5           19.2            625
Libbey, Inc.                             16.7           14.3            674
Arthur J. Gallagher & Co.                16.3           15.2            761
Bob Evans Farms, Inc.                    20.4           16.4            882
Hussmann International                   18.4           15.7            943
First Brands Corp.                       18.6           18.0          1,016
Interface, Inc.                          26.4           20.3          1,054
Longs Drug Stores Corp.                  19.1           17.8          1,123
Lee Enterprises                          23.7           21.4          1,372
Central Newspapers, Inc.                 21.1           19.1          1,759
Rouse Company                            12.7           11.4          2,160
Whitman Corp.                            49.9           37.0          2,331
McCormick & Company, Inc.                28.3           24.5          2,625
Allergan Inc.                            29.5           23.8          3,047
Ecolab, Inc.                             31.0           27.0          3,993
Century Telephone Enterprises            28.0           24.1          4,203
T. Rowe Price Associates                 33.2           27.2          4,868
Leggett & Platt, Inc.                    23.1           20.2          4,905
Hasbro, Inc.                             23.3           21.0          5,224
MBIA Inc.                                18.5           16.3          7,308
Omnicom Group, Inc.                      36.4           30.8          8,490
Northern Trust Corp.                     28.8           24.8          8,503



Note: All earnings per share numbers are fully diluted. Such numbers are from continuing operations and are adjusted for non-recurring items.
       The Rouse Company numbers are before depreciation and deferred taxes. NM = Not Meaningful.

ARIEL APPRECIATION
(UNAUDITED)



                                                                                                     EARNINGS PER SHARE
                                                                            52 - WEEK             -------------------------
                                                                              RANGE                  1997           1998
                                        TICKER         PRICE           --------------------         ACTUAL        ESTIMATED
COMPANY                                 SYMBOL        6/30/98          LOW            HIGH         CALENDAR       CALENDAR


Hunt Corp.                              HUN            23.69          18.75          25.19           1.22           1.42
Shorewood Packaging Corp.               SWD            15.88          12.92          18.92           0.97           1.04
Specialty Equipment Cos.                SPEQ           22.63          14.50          24.00           1.86           2.16
General Binding Corp.                   GBND           36.81          25.50          37.50           1.80           1.80
Littelfuse, Inc.                        LFUS           25.25          19.75          35.50           1.07           1.08
W.H. Brady Co.                          BRCOA          27.81          24.75          35.75           1.50           1.45
Libbey, Inc.                            LBY            38.31          32.25          42.25           2.30           2.67
ChoicePoint, Inc.                       CPS            50.63          30.75          58.75           1.92           2.30
Arthur J. Gallagher & Co.               AJG            44.75          33.56          46.56           2.75           2.95
Bob Evans Farms, Inc.                   BOBE           21.19          16.25          22.50           1.04           1.29
Hussmann International                  HSM            18.56          13.50          20.13           1.01           1.18
Houghton Mifflin Company                HTN            31.75          26.75          40.25           1.51           1.27
First Brands Corp.                      FBR            25.63          20.25          28.50           1.38           1.42
Interface, Inc.                         IFSIA          20.19          11.06          22.88           0.77           1.00
Longs Drug Stores Corp.                 LDG            28.88          23.88          33.63           1.51           1.62
Lee Enterprises                         LEE            30.63          24.88          33.88           1.29           1.43
Central Newspapers, Inc.                ECP            69.75          61.63          76.88           3.31           3.65
Harte-Hanks Communications              HHS            25.81          14.50          25.81           0.57           0.83
Rouse Company                           RSE            31.44          27.19          35.69           2.47           2.76
Whitman Corp.                           WH             22.94          15.56          23.75           0.46           0.62
Sybron International Corp.              SYB            25.25          19.50          29.13           0.85           1.02
McCormick & Company, Inc.               MCCRK          35.72          22.75          35.81           1.26           1.46
Allergan Inc.                           AGN            46.38          29.75          47.56           1.57           1.95
Morton International                    MII            25.00          24.81          35.88           1.55           1.74
Ecolab, Inc.                            ECL            31.00          21.28          33.00           1.00           1.15
Century Telephone Enterprises           CTL            45.88          22.04          49.94           1.64           1.90
T. Rowe Price Associates                TROW           37.56          25.00          39.63           1.13           1.38
Leggett & Platt, Inc.                   LEG            25.00          19.25          28.34           1.08           1.24
Hasbro, Inc.                            HAS            39.31          25.75          40.63           1.69           1.87
Equifax, Inc.                           EFX            36.31          28.50          40.69           1.29           1.48
MBIA Inc.                               MBI            74.88          55.75          80.94           4.05           4.60
Tribune Company                         TRB            68.81          48.31          72.38           2.30           2.60
Omnicom Group, Inc.                     OMC            49.88          30.75          50.00           1.37           1.62
Northern Trust Corp.                    NTRS           76.25          47.25          79.38           2.65           3.08
Pitney Bowes Inc.                       PBI            48.13          35.03          52.19           1.80           2.05
MBNA Corp.                              KRB            33.06          24.50          38.75           1.15           1.43
Carnival Corp.                          CCL            39.63          20.69          40.06           1.13           1.35

                                         1997           1998          MARKET
                                          P/E            P/E           CAP.
COMPANY                                CALENDAR       CALENDAR        ($MM)


Hunt Corp.                               19.4           16.7            268
Shorewood Packaging Corp.                16.4           15.3            430
Specialty Equipment Cos.                 12.2           10.5            496
General Binding Corp.                    20.5           20.5            580
Littelfuse, Inc.                         23.6           23.4            599
W.H. Brady Co.                           18.5           19.2            625
Libbey, Inc.                             16.7           14.3            674
ChoicePoint, Inc.                        26.4           22.0            739
Arthur J. Gallagher & Co.                16.3           15.2            761
Bob Evans Farms, Inc.                    20.4           16.4            882
Hussmann International                   18.4           15.7            943
Houghton Mifflin Company                 21.0           25.0            965
First Brands Corp.                       18.6           18.0          1,016
Interface, Inc.                          26.4           20.3          1,054
Longs Drug Stores Corp.                  19.1           17.8          1,123
Lee Enterprises                          23.7           21.4          1,372
Central Newspapers, Inc.                 21.1           19.1          1,759
Harte-Hanks Communications               45.3           31.1          1,899
Rouse Company                            12.7           11.4          2,160
Whitman Corp.                            49.9           37.0          2,331
Sybron International Corp.               29.7           24.8          2,540
McCormick & Company, Inc.                28.3           24.5          2,625
Allergan Inc.                            29.5           23.8          3,047
Morton International                     16.1           14.4          3,193
Ecolab, Inc.                             31.0           27.0          3,993
Century Telephone Enterprises            28.0           24.1          4,203
T. Rowe Price Associates                 33.2           27.2          4,868
Leggett & Platt, Inc.                    23.1           20.2          4,905
Hasbro, Inc.                             23.3           21.0          5,224
Equifax, Inc.                            28.1           24.5          5,370
MBIA Inc.                                18.5           16.3          7,308
Tribune Company                          29.9           26.5          8,402
Omnicom Group, Inc.                      36.4           30.8          8,490
Northern Trust Corp.                     28.8           24.8          8,503
Pitney Bowes Inc.                        26.7           23.5         13,168
MBNA Corp.                               28.7           23.1         16,570
Carnival Corp.                           35.1           29.4         23,592


Note: All earnings per share numbers are fully diluted. Such numbers are from continuing operations and are adjusted for non-recurring items.
       The Rouse Company numbers are before depreciation and deferred taxes. NM = Not Meaningful.

ARIEL PREMIER BOND


DEAR FELLOW SHAREHOLDER: For the quarter ending June 30, 1998, the Ariel Premier Bond Fund Institutional Class returned +2.36%, the Investor Class +2.17% and the Lehman Brothers Aggregate Index gained +2.34% for the same period. The Institutional Class quarterly performance ranks in the top 20% and year-to-date performance in the top quartile of its peers among Morningstar, Inc.'s High-Quality Corporate Bond Fund universe while the Investor Class ranks in the top-third.

The bond market continued its extraordinary performance during the second quarter as yields fell and the yield curve flattened, leaving long Treasury rates at 35-year lows. A resurgence of concern regarding Asian economic conditions, particularly in Japan, was the primary factor driving valuations. Confidence that the U.S. economy will slow as a result of feedback from Asia contributed to the enthusiasm for U.S. fixed income securities.

Perhaps the most striking characteristic of rate levels at quarter end is the divergence between the expectations embedded in yields and the behavior of the corresponding fundamental variables--namely, inflation, fed policy and economic growth. For example, despite rising core inflation the market continues to price inflation to fall; and in the face of the Fed's leaning toward tightening, the expected Funds rate today is roughly 125 basis points below the actual Funds rate. Finally, as the economy continues to outperform even the most optimistic growth prognostications, forecasts of a weaker U.S. economy abound.

It is our view that the underlying momentum of the domestic economy will weather any short-term effects from Asia, and inflation will continue to rise. Eventually, the Fed will need to raise rates to reduce the stimulus that low interest rates are providing to the economy.

The Fund's defensive position is evidenced through its duration--which is currently 3/4 years shorter than the Lehman Aggregate Index. The Fund's exposure to mortgage and corporate securities is roughly equal to the market. Asset backed securities, held in lieu of short duration Governments, represent the Fund's primary active exposure and source of incremental yield relative to the benchmark.

As a result of the recent market performance, it is our view that the risk in bonds has become more one-sided as expectations move further away from the performance of economic fundamentals. Uncertainty regarding the outcome of Asia and Japan is not reflected in U.S. equity valuations, but the domestic bond market appears to have priced a particularly bad outcome. As 30-year yields approach the yield on cash reserves, the cost of being defensive has declined. Patience and a defensive posture toward interest rates through this period should ultimately be rewarded.

We are grateful for your confidence and welcome any comments or questions you may have.

Sincerely,

/s/ John W. Rogers, Jr.                       /s/ Kenneth R. Meyer

John W. Rogers, Jr.                           Kenneth R. Meyer
President                                     President
Ariel Capital Management, Inc.                Lincoln Capital Management Company

ARIEL PREMIER BOND FUND

Institutional Class Inception
October 1, 1995

Investor Class Inception
February 1, 1997


AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 1998

--------------------------------------------------------------------------------
                                              2Q98     1 Year    Life of Fund
--------------------------------------------------------------------------------
ARIEL PREMIER BOND FUND, INST. CL.           +2.4%     +9.9%     +7.2%
ARIEL PREMIER BOND FUND, INV. CL.            +2.2%     +8.9%     +8.2%


[CHART]


ARIEL PREMIER BOND FUND PORTFOLIO COMPOSITION
Government & Agency                    15.0%
Corporate                              15.1%
Mortgage-Backed                        15.2%
Asset-Backed                           35.4%
Other Assets & Cash                    19.3%


                                       [GRAPH]

Comparison of change in value of $10,000 invested in Ariel Premier Bond Fund, Inv. Cl. and comparable indices*

Ariel Premier Bond Fund, Inv. Cl.
     Feb 97            $10,000
     Mar 97             $9,930
     Apr 97            $10,020
     May 97            $10,060
     Jun 97            $10,265
     Jul 97            $10,516
     Aug 97            $10,443
     Sep 97            $10,573
     Oct 97            $10,715
     Nov 97            $10,743
     Dec 97            $10,786
     Mar 98            $10,944
     Jun 98            $11,099

Lehman Aggregate
     Feb 97            $10,000
     Mar 97             $9,914
     Apr 97            $10,062
     May 97            $10,158
     Jun 97            $10,279
     Jul 97            $10,556
     Aug 97            $10,467
     Sep 97            $10,622
     Oct 97            $10,773
     Nov 97            $10,823
     Dec 97            $10,932
     Mar 98            $11,102
     Jun 98            $11,361



[CHART]


LEHMAN AGGREGATE BOND INDEX PORTFOLIO COMPOSITION
Corporate                              20.7%
Mortgage-Backed                        30.2%
Asset-Backed                            1.0%
Government & Agency                    48.1%


                                       [GRAPH]

Comparison of change in value of $1,000,000 invested in Ariel Premier Bond Fund, Inst. Cl. and comparable indices*

Ariel Premier Bond Fund, Inst. Cl.
     Oct 95         $1,000,000
     Dec 95         $1,035,122
     Mar 96         $1,009,187
     Jun 96         $1,018,867
     Sep 96         $1,039,607
     Dec 96         $1,067,709
     Mar 97         $1,063,762
     Jun 97         $1,101,562
     Sep 97         $1,135,857
     Dec 97         $1,165,544
     Mar 98         $1,182,644
     Jun 98         $1,201,292

Lehman Aggregate
     Oct 95         $1,000,000
     Dec 95         $1,042,614
     Mar 96         $1,024,120
     Jun 96         $1,029,953
     Sep 96         $1,048,996
     Dec 96         $1,080,467
     Mar 97         $1,074,420
     Jun 97         $1,113,997
     Sep 97         $1,151,139
     Dec 97         $1,184,769
     Mar 98         $1,203,205
     Jun 98         $1,231,317


ARIEL PREMIER BOND FUND SEEKS TO MAXIMIZE TOTAL RETURN THROUGH A COMBINATION OF INCOME AND CAPITAL APPRECIATION BY INVESTING IN HIGH-QUALITY FIXED INCOME SECURITIES. THE FUND MAY INVEST IN INVESTMENT-GRADE BONDS INCLUDING U.S. GOVERNMENT (AND GOVERNMENT AGENCY) SECURITIES, CORPORATE BONDS, MORTGAGE-RELATED SECURITIES AND ASSET-BACKED SECURITIES. UNDER NORMAL CONDITIONS, AT LEAST 80% OF THE FUNDS ASSETS WILL BE INVESTED IN FIXED INCOME SECURITIES RATED A OR BETTER BY THE RECOGNIZED RATING AGENCIES. ARIEL PREMIER BOND FUND WILL NOT INVEST IN "JUNK BONDS" OR OTHER LOW-RATED SECURITIES.


*Statistics represent past performance which is not indicative of future results. The Lehman Brothers Aggregate Bond Index is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. An investor cannot invest directly in an index.

ARIEL PREMIER BOND FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 1998 (UNAUDITED)




   Par Value   ASSET-BACKED SECURITIES-35.41%                     Cost        Market Value

  $2,630,000   American Express, 971A,
               6.40%, 4/15/2005                             $2,631,998          $2,690,095
     700,000   Americredit Auto Receivables,
               6.06%, 12/12/2002                               699,884             702,205
   1,000,000   Associates Manufactured Housing,
               972A-3, 6.275%, 3/15/2028                       999,704           1,004,440
     650,000   BEA, 98-A2-A,
               0.00%, 2/15/2006+                               626,440             633,750
     950,000   Capital Equipment Receivables
               Trust, 6.28%, 2/15/2000                         954,526             954,532
   1,000,000   Chase Credit Card 96C 3A,
               7.04%, 2/15/2005                              1,030,784           1,033,590
      70,000   Circuit City Credit Card,
               1995-1A, 6.375%, 8/15/2005                       69,233              70,840
   1,200,000   Citibank Credit Card,
               0.00%, 8/15/2006                                819,325             831,504
     400,000   CSFB 97-C1 A1C, 7.24%, 4/20/2007                414,159             425,184
   2,000,000   EQCC Home Equity, 973-A9
               6.57%, 2/15/2029                              1,983,860           2,018,520
   2,900,000   Fannie Mae, 6.45%, 8/17/2013                  2,936,161           2,959,334
   1,170,000   Finger Hut, 96-1A, 6.45%, 2/20/2002           1,176,384           1,175,043
   1,800,000   First Omni, 96-AA, 6.65%, 9/15/2003           1,826,293           1,852,326
   1,822,017   Fleetwood, 97BA, 6.40%, 5/15/2013             1,819,533           1,838,744


   Par Value   ASSET-BACKED SECURITIES-35.41% (cont)              Cost        Market Value

    $500,000   Green Tree Financial, 98-A4,
               6.09%, 7/1/2010                                $499,943            $500,235
      60,000   Green Tree Financial, 1995-1 A5,
               8.40%, 6/15/2025                                 65,837              63,923
   1,065,000   GS Mortgage Securities Corp.,
               6.86%, 7/13/2030                              1,098,831           1,102,275
     952,879   IMC Excess Cash,
               7.41%, 11/26/2028+                              952,844             947,820
   1,450,000   J.C. Penney Master Credit Card Trust,
               1990-C1, 9.625%, 6/30/2000                    1,533,339           1,562,448
   2,500,000   MBNA Master Credit Card, 95DA,
               6.05%, 11/15/2002                             2,491,186           2,516,750
     380,000   MBNA Master Credit Card II 971A,
               6.55%, 1/15/2007                                383,143             394,011
   1,133,304   Merrill Lynch Mortgage Investors, Inc.,
               1995-C2-A1, Floating Rate, 6/15/2021          1,148,528           1,161,808
     300,000   The Money Store, 1996-1 A3,
               6.85%, 12/20/2002                               299,966             307,356
     550,000   The Money Store, 1997-A A3,
               6.675%, 4/15/2012                               549,837             552,310
     300,000   The Money Store, 1996-B A6,
               7.38%, 5/15/2017                                299,955             306,504
   1,000,000   The Money Store, 1996-B A9,
               8.14%, 10/15/2027                             1,061,511           1,073,760
     141,800   Olympic Auto Receivables,
               1995-EA4, 5.85%, 3/15/2001                      140,803             141,937
     650,000   Premier Auto Trust 9,
               5.88%, 12/8/2001                                649,900             651,762
   1,440,000   Prime, 95-1A, 6.75%, 11/15/2005               1,446,089           1,486,915


20




   Par Value   ASSET-BACKED SECURITIES-35.41% (cont)              Cost        Market Value

    $252,777   Private Label Credit Card,
               1994-2A, 7.80%, 9/20/2003                      $257,308            $256,572
   1,759,726   Railcar Leasing, 6.75%, 7/15/2006             1,759,089           1,790,522
     210,498   Salomon Brothers, 96LB2A3,
               6.875%, 10/25/2026                              210,486             210,320
     940,000   Salomon Brothers Mortgage Sec.,
               97 6A3, 6.76%, 12/25/2027                       938,833             952,107
      45,000   Sears Credit Account, 96-1A,
               6.20%, 2/16/2006                                 44,214              45,423
     440,000   Sears Credit Account, 96-2A,
               6.50%, 10/15/2003                               438,092             442,561
   2,005,000   Sears Credit Account, 96-4A,
               6.45%, 10/16/2006                             2,001,179           2,033,832
     420,000   Standard Credit Card Master -
               Citibank, 94-4A, 8.25%, 11/7/2003               442,589             448,917
   2,300,000   Standard Credit Card Master -
               Citibank, 951A, 8.25%, 1/7/2007               2,492,246           2,582,141
   1,400,000   Team Fleet Financial Co.,
               97-1A, 7.35%, 5/15/2003+                      1,399,196           1,450,344
     550,000   Thirteen Affiliates, 976C1 A2,
               6.602%, 11/15/2007+                             550,000             563,750
     300,000   UCFC, 96 CA 3,
               7.15%, 12/15/2013                               299,956             305,661
   1,560,000   Union Acceptance Corp., 97AA2,
               6.375%, 10/8/2003                             1,572,083           1,578,455
   1,880,000   World Financial, 96-AA,
               6.70%, 2/15/2004                              1,888,599           1,923,296
     397,956   World Omni Auto Lease,
               1996-BA3, 6.25%, 11/15/2002                     397,437             399,560


   Par Value   ASSET-BACKED SECURITIES-35.41% (cont)              Cost        Market Value

  $2,200,000   World Omni Auto Lease, 97B3,
               6.18%, 11/25/2003                            $2,199,786          $2,203,080
   1,000,000   World Omni Auto Lease,
               6.177%, 8/12/2005+                            1,000,000           1,008,130
                                                             ---------           ---------
               Total Asset-Backed Securities                48,501,089          49,154,592
                                                            ----------          ----------
               CORPORATE DEBT-15.13%
     500,000   Abbey National PLC,
               6.70%, 6/29/2049                                499,160             503,750
     445,000   American General Inst.,
               7.57%, 12/1/2045+                               465,148             478,931
     550,000   American Stores, 8.00%, 6/1/2026                605,668             622,875
     570,000   Archer Daniels II, 6.95%, 12/15/2097            567,635             601,350
     275,000   Bank of America Capital II,
               8.00%, 12/15/2026                               271,265             303,531
     185,000   Bayer Corporation, 6.65%, 2/15/2028+            184,025             192,400
     260,000   Bellsouth Telecom,
               6.375%, 6/1/2028                                257,085             258,375
     550,000   Bestfoods,
               5.60%, 10/15/2097                               424,418             466,812
     500,000   Boston Scientific, 6.625%, 3/15/2005            499,754             496,875
     325,000   Chrysler Corp., 7.40%, 8/1/2097                 334,980             349,375
     575,000   Coca-Cola Enterprises,
               6.750%, 1/15/2038                               565,836             580,750
   1,575,000   Consumers Energy CMS,
               6.20%, 5/1/2008+                              1,556,120           1,571,063
     625,000   Dana Corp., 7.00%, 3/15/2028                    620,906             646,094


                                                                              21



   Par Value   CORPORATE DEBT-15.13% (cont)                       Cost        Market Value

    $515,000   FedEx, 7.60%, 7/1/2097                         $540,543            $567,787
     850,000   GTE California, 6.75%, 5/15/2027                845,722             856,375
     275,000   J.C. Penney Co., 7.625%, 3/1/2097               269,473             302,844
      95,000   JP Morgan Capital Trust I,
               7.54%, 1/15/2027                                 95,000             101,294
     710,000   Lincoln National Corp.,
               7.00%, 3/15/2018                                708,363             725,975
     610,000   Mirage Resorts, 7.25%, 8/1/2017                 606,789             623,725
     300,000   News America Holdings,
               7.25%, 5/18/2018+                               297,971             307,875
     650,000   Peco Energy Co., 7.38%, 4/6/2028                650,000             668,687
   1,400,000   Philip Morris, 7.125%, 8/15/2002              1,391,579           1,443,750
   1,000,000   PSI Energy, 7.25%, 3/15/2028                    999,013           1,016,250
   1,450,407   Railcar Trust, 1992-1A,
               7.75%, 6/1/2004                               1,506,321           1,529,222
   1,000,000   Safeco Capital Trust,
               8.072%, 7/15/2037                             1,000,000           1,080,000
     805,000   Suntrust Cap II, 7.90%, 6/15/2027               809,673             887,512
     525,000   Time Warner Enterprise,
               8.375%, 7/15/2033                               586,723             630,000
   1,025,000   Tyco International Group,
               6.25%, 6/15/2003                              1,019,955           1,019,875
     595,000   Tyco International Group,
               7.00%, 6/15/2028                                590,712             600,206
   1,250,000   Union Planters, 6.50%, 3/15/2018              1,241,386           1,256,250
     280,000   Zurich Capital Trust,
               8.376%, 6/1/2037+                               294,952             318,500
                                                               -------             -------
               Total Corporate Debt                         20,306,175          21,008,308
                                                            ----------          ----------


   Par Value   U.S. GOVERNMENT AGENCIES-17.14%                    Cost        Market Value
               MORTGAGE-BACKED SECURITIES--15.24%

  $1,386,415   Freddie Mac, 6.50%, 11/1/2025                $1,309,643          $1,392,044
   3,683,542   Freddie Mac, 6.50%, 2/1/2026                  3,565,930           3,684,685
   5,098,751   Freddie Mac, Gold, 6.50%, 3/1/2026            4,825,210           5,098,670
     407,888   Freddie Mac, Gold, 6.50%, 4/1/2026              376,556             407,758
     722,206   Freddie Mac, Gold, 6.50%, 5/1/2026              666,720             721,975
      39,611   Fannie Mae, 7.00%, 10/1/2023                     38,944              40,367
   1,694,984   Fannie Mae, 6.50%, 4/1/2024                   1,617,314           1,694,442
     396,795   Fannie Mae, 7.00%, 5/1/2024                     390,102             403,862
     438,520   Fannie Mae, 6.50%, 11/1/2025                    403,110             438,245
   1,465,733   Fannie Mae, 6.50%, 1/1/2026                   1,421,440           1,463,902
   5,813,750   Fannie Mae, 6.50%, 5/1/2026                   5,483,539           5,806,484
                                                             ---------           ---------
                                                            20,098,508          21,152,434
                                                            ----------          ----------

               OTHER AGENCY ISSUES--1.90%

     250,000   Government Trust Certificate,
               Aid Israel, 5.70%, 2/15/2003                    249,380             250,000
   1,350,680   Government Trust Certificate, Israel
               Trust, Series 2E, 9.40%, 5/15/2002            1,426,527           1,397,954
     953,134   Pemex Exp Trust, 7.66%, 8/15/2001               975,606             984,836
                                                               -------             -------
                                                             2,651,513           2,632,790
                                                             ---------           ---------

               Total U.S. Government Agencies               22,750,021          23,785,224
                                                            ----------          ----------


   Par Value   U.S. GOVERNMENT OBLIGATIONS-13.01%                 Cost        Market Value
    $560,000   U.S. Treasury Bond,
               13.875%, 5/15/2011                             $844,065            $849,458
   3,975,000   U.S. Treasury Bond,
               8.125%, 8/15/2019                             4,755,246           5,123,855
   8,825,000   U.S. Treasury Note,
               7.50%, 10/31/1999                             8,968,609           9,043,330
   2,000,000   U.S. Treasury Note,
               6.25%, 6/30/2002                              2,044,105           2,048,820
     470,000   U.S. Treasury Note,
               7.50%, 2/15/2005                                517,715             519,876
     450,000   U.S. Treasury Note,
               6.50%, 5/15/2005                                445,981             474,885
                                                               -------             -------
               Total U.S. Government
               Obligations                                  17,575,721          18,060,224
                                                            ----------          ----------
               COMMERCIAL PAPER-17.24%
   3,000,000   Atlantic Richfield Co.,
               5.51%, 7/20/98                                2,991,276           2,991,276
   3,000,000   Bell Atlantic Network,
               5.51%, 7/14/98                                2,994,031           2,994,031
   3,000,000   CIESCO LP, 5.50%, 7/17/98                     2,992,666           2,992,666
   3,000,000   Ford Motor Credit Co.,
               5.51%, 7/14/98                                2,994,031           2,994,031
   3,000,000   Gannett Co., 5.48%, 7/21/98                   2,990,867           2,990,867


   Par Value   COMMERCIAL PAPER-17.24% (cont)                     Cost        Market Value
  $3,000,000   Lucent Technologies,
               5.48%, 7/14/98                               $2,994,063          $2,994,063
   3,000,000   Metlife Funding, 5.56%, 8/10/98               2,981,467           2,981,467
   3,000,000   Norwest Corporation,
               5.50%, 7/20/98                                2,991,291           2,991,291
                                                             ---------           ---------
               Total Commercial Paper                       23,929,692          23,929,692
                                                            ----------          ----------

               REPURCHASE AGREEMENT-1.93%
   2,683,869   State Street Bank & Trust
               Company Repurchase Agreement,
               4.75%, 6/30/98, repurchase price
               $2,684,223, maturing 7/1/98
               (collateralized by U.S. Treasury
               Bond, 7.25%, 5/15/2016                        2,683,869           2,683,869
                                                             ---------           ---------

               Total Repurchase Agreement                    2,683,869           2,683,869
                                                             ---------           ---------

               Total Investments-99.86%                   $135,746,567         138,621,909
                                                          ------------
                                                          ------------

               Other Assets and Cash less
               Liabilities-0.14%                                                   187,600
                                                                                   -------

               NET ASSETS-100.00%                                             $138,809,509
                                                                              ------------
                                                                              ------------


+ SEC Rule 144A restriction

BOARD OF TRUSTEES


BERT N. MITCHELL, C.P.A. Bert is founder, chairman and CEO of Mitchell & Titus, LLP, the nation's largest minority-owned accounting firm. He holds B.B.A., M.B.A. and Honorary Doctorate degrees from the Baruch School of Business of the City University of New York, where he has also been a member of the accounting faculty. Bert is also a graduate of the Owner-President Management Program of the Harvard Business School. Bert is active in community affairs, philanthropy and politics.

MARIO L. BAEZA Chairman and CEO of Latin America Equity Partners, L.P., Mario is widely regarded as a preeminent expert in business and legal issues in Latin America. He received a B.A. from Cornell University and a J.D. from Harvard Law School, where he later taught.

JAMES W. COMPTON Jim serves as the President and CEO of the Chicago Urban League, which has worked to eliminate racial discrimination and segregation since 1916. He has a B.A. degree from Morehouse College. Jim serves on the board of directors of Commonwealth Edison Company and Unicom Corp.

WILLIAM C. DIETRICH, C.P.A. Bill is Chief Financial Officer for Streamline Mid-Atlantic, Inc., a retailer and service company providing home delivery of groceries, related products and various consumer services directly to the home. He has a B.A. from Georgetown University. Bill serves on the board and program staff of the Shalem Institute, an internationally known ecumenical organization.

ROYCE N. FLIPPIN, JR. Director of program advancement for the Massachusetts Institute of Technology, Royce is also president of Flippin Associates, a broad-based consulting firm providing strategic and implementation services in the management of critical needs for the public and private sectors. He earned his B.A. from Princeton University and an M.B.A. from Harvard Business School. Royce is on the board of several corporations and non-profit institutions.

JOHN G. GUFFEY Currently, John is treasurer of Silby, Guffey & Co., Inc., a venture capital firm investing in early stage companies in the health care and environmental industries. John has a B.S. from the University of Pennsylvania's Wharton School. He does volunteer work and holds directorships with various local and national non-profit organizations.

MELLODY HOBSON As senior vice president and director of marketing, Mellody oversees the servicing of Ariel Capital Management Inc.'s institutional clients, as well as the marketing of the Ariel Mutual Funds. She received a B.A. from Princeton University's Woodrow Wilson School. She serves as a Director of the Chicago Public Library as well as the Civic Federation of Chicago. Mellody works with a variety of civic institutions, including those affiliated with Princeton.

CHRISTOPHER G. KENNEDY Chris is executive vice president of Merchandise Mart Properties, Inc. which manages, among other prime properties, The Merchandise Mart; The Washington Design Center; and New York's Decoration and Design Building. He earned his B.A. from Boston College and his M.B.A. at the J.L. Kellogg Graduate School of Management at Northwestern University. Chris serves on the board of directors of the Chicago Convention & Tourism Bureau; Boston-based Citizens Energy Corp. and Citizens Corp.; and the Greater Chicago Food Depository.

ERIC T. MCKISSACK, CFA In the capacity of vice chairman and co-chief investment officer of Ariel Capital Management, Inc., Eric is responsible for co-managing client and mutual fund portfolios. He received a B.S. in both Management and Architecture from the Massachusetts Institute of Technology and he earned his M.B.A. from the University of California at Berkeley. He is also a Chartered Financial Analyst. Eric serves on a variety of civic and corporate boards.

and on...and on. Soon the Hare was so far ahead he thought he might as well have a rest, so down he lay and fell fast asleep...as the Tortoise plodded on...and on. Suddenly the Hare woke up with a start. What was the time? Where was the Tortoise? He dashed on at his fastest pace...only to find that the Tortoise had already won the race.
                                   Slow and Steady Wins the Race

ARIEL MUTUAL FUNDS
Ariel Investment Trust
307 North Michigan Avenue
Suite 500
Chicago, Illinois 60601

BULK MAIL
U.S. POSTAGE
PAID
PERMIT NO. 6784
CHICAGO, IL

Printed on recycled paper